Statement of Additional Information Supplement
John Hancock Variable Insurance Trust
Health Sciences Trust (the fund)
Supplement dated April 1, 2026 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective April 1, 2026, Jeff Holford will be added as a portfolio manager of the fund. Ziad Bakri will continue as a portfolio manager of the fund, and together with Jeff Holford will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
In addition, effective July 1, 2026, Ziad Bakri will no longer serve as a portfolio manager of the fund. Jeff Holford will continue as portfolio manager of the fund, and will be primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of July 1, 2026, all references to Mr. Bakri will be removed from the SAI.
Therefore, the following information regarding Jeff Holford supplements the information presented in Appendix B – Portfolio Manager Information, which provides additional information about the portfolio managers of the fund’s subadvisor, T. Rowe Price Associates, Inc.:
Portfolio Manager and Other Accounts Managed
The following table provides information regarding other accounts for which Jeff Holford has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Jeff Holford’s investment in the fund and similarly managed accounts.
The following table provides information as of December 31, 2025:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Jeff Holford	0	0	0	0	0	0
Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Jeff Holford	0	0	0	0	0	0
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Jeff Holford as of December 31, 2025. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the portfolio manager that is primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Jeff Holford’s ownership of fund shares is stated in the footnote(s) below the table.
Fund Name	Portfolio Manager	Dollar Range of Shares Owned[1]
Health Sciences Trust	Jeff Holford	none
1 As of December 31, 2025, Jeff Holford beneficially owned $0 of the fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.